SUPPLEMENT DATED MARCH 29, 2011 TO THE PROSPECTUS DATED JULY 30, 2010

Old Mutual Absolute Return Institutional Fund, L.L.C.
(the "Fund")
 ________________

Capitalized terms used in this Supplement and not defined have the same meanings as set forth in the Prospectus.

Effective April 1, 2011, the following modifications will be made to the Fund:

 (i)             The Fund’s name will be changed to Larch Lane Multi-Strategy Institutional Fund, L.L.C.;

(ii)             The Member Servicing Fee will be reduced from an annual rate of 0.50% of the net assets of the Fund to an annual rate of 0.25% of the net assets of the Fund; and

(iii)             The overall Expense Limitation of the Fund will be reduced from 2.55% to 1.90%.

In addition, as of March 31, 2011, Old Mutual Emerging Managers Institutional Fund, L.L.C. (the "Emerging Managers Institutional Fund") will merge with and into the Fund whereby the Emerging Managers Institutional Fund would transfer all of its assets and liabilities to the Fund and in return, the Fund would issue Units to members of the Emerging Managers Institutional Fund in an amount equal to the value of their interest in the Emerging Managers Institutional Fund.

          Please retain this Supplement for future reference.